                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 20, 1998
                                                 -------------------------------

                        Wells Real Estate Fund IX, L.P.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                    Georgia
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


        0-22039                                          58-2126622
------------------------                   -------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

     Wells Real Estate Fund IX, L.P. (the "Registrant") hereby amends its Current Report on Form 8-K, dated April 2, 1998 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of an interest in the Interlocken Building located in Broomfield, Boulder County, Colorado, as described in such Current Report.

Item 7.  Financial Statements and Exhibits.

     (a) Audited Financial Statements.  The following audited financial
         ----------------------------
statements of the Registrant relating to the real property acquired are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:

                                                                Page
                                                                ----

     Report of Independent Public Accountants                   F-1

     Statement of Revenues Over Certain Operating
     Expenses for the Year Ended December 31, 1997              F-2

     Notes to Statement of Revenues Over Certain
     Operating Expenses for the Year Ended December 31, 1997    F-3

     (b) Pro Forma Financial Information.  The following unaudited pro forma
         -------------------------------
financial statements of the Registrant relating to the real property acquired are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:

                                                               Page
                                                               ----

     Summary of Unaudited Pro Forma Combined Financial
     Statements                                                 F-4

     Pro Forma Combined Balance Sheet as of December 31,
     1997 (Unaudited)                                           F-5

     Pro Forma Combined Statement of Income for the Year
     Ended December 31, 1997 (Unaudited)                        F-6

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WELLS REAL ESTATE FUND IX, L.P.
                                Registrant


                                By: /s/ Leo F. Wells, III
                                    --------------------------------------------
                                      Leo F. Wells, III, as General Partner and
                                      as President and sole Director of Wells
                                      Capital, Inc., the General Partner of
                                      Wells Partners, L.P., General Partner

Date:  May 12, 1998

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Fund IX, L.P.:


We have audited the accompanying statement of revenues over certain operating expenses for the INTERLOCKEN BUILDING for the year ended December 31, 1997.
This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Interlocken Building after acquisition by an investee of Wells Real Estate Fund IX, L.P. The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Interlocken Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Interlocken Building for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                                         /s/ Arthur Andersen LLP



Atlanta, Georgia
April 21, 1998

                              INTERLOCKEN BUILDING


                           STATEMENT OF REVENUES OVER

                           CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997




REVENUES:
 Rental                                                              $685,928
 Common area maintenance                                              226,887
 Miscellaneous                                                          3,088
                                                                    -----------
                                                                      915,903

OPERATING EXPENSES                                                    322,913
                                                                    -----------
REVENUES OVER CERTAIN OPERATING EXPENSES                             $592,990
                                                                    ===========



        The accompanying notes are an integral part of this statement.

                              INTERLOCKEN BUILDING



                         NOTES TO STATEMENT OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Description of Real Estate Property Acquired

   On March 20, 1998, Fund IX and X Associates, a Georgia joint venture, (comprised of Wells Real Estate Fund IX, L.P. and Wells Real Estate Fund X, L.P.) acquired the Interlocken Building, a 51,974 square foot three-story multi-tenant office building located in Broomfield, Colorado, for a cash purchase price of $8,275,000 plus acquisition expenses of $18,000. Wells Real Estate Fund IX, L.P. and Wells Real Estate Fund X, L.P. hold a 53% and 47%, respectively, ownership interest in Fund IX and X Associates after giving effect to the acquisition of the Interlocken Building.

   Rental Revenues

   Rental income from the lease is recognized on a straight-line basis over the life of the lease.


2. BASIS OF ACCOUNTING

   The accompanying statement of revenues over certain operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses, such as depreciation and management fees, not comparable to the operations of the Interlocken Building after acquisition by Fund IX and X Associates.

                        WELLS REAL ESTATE FUND IX, L.P.

              (Unaudited Pro Forma Combined Financial Statements)

The following unaudited pro forma combined balance sheet as of December 31, 1997 and pro forma combined statement of income for the year ended December 31, 1997 have been prepared as if the acquisition of the Interlocken Building had occurred on December 31, 1997 with respect to the balance sheet and on January 1, 1997 with respect to the statement of income.

These unaudited pro forma combined financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented.

The pro forma combined financial statements are based on available information and certain assumptions that management believes are reasonable. Final adjustments may differ from the pro forma adjustments herein.

                        WELLS REAL ESTATE FUND IX, L.P.


                        PRO FORMA COMBINED BALANCE SHEET

                               DECEMBER 31, 1997

                                  (Unaudited)



                                                                                            Pro Forma
                                                          Wells                             Combined
                                                       Real Estate          Pro Forma        Balance
                                                      Fund IX, L.P.        Adjustments        Sheet
                                                     ===============     ==============   ============
ASSETS:
 Investment in joint ventures                           $18,551,918     $6,951,876 (a)     $25,503,794
 Cash and cash equivalents                                9,764,129     (6,624,729)(b)       3,139,400
 Due from affiliates                                        335,512              0             335,512
 Deferred project costs                                     523,278       (327,147)(c)         196,131
 Organizational costs                                        18,750              0              18,750
 Prepaid expenses and other assets                          752,311              0             752,311
                                                      -------------     -------------    -------------
       Total assets                                     $29,945,898             $0         $29,945,898
                                                      =============     =============    =============
LIABILITIES:
 Partnership distributions payable                      $   437,180             $0         $   437,180
                                                      -------------     -------------    -------------
 Partners' capital:
   General partners                                               0              0                   0
   Limited partners:
     Class A                                             25,322,591              0          25,322,591
     Class B                                              4,186,127              0           4,186,127
     Original limited partner                                     0              0                   0
                                                      -------------     -------------    -------------
       Total partners' capital                           29,508,718              0          29,508,718
                                                      -------------     -------------    -------------
       Total liabilities and partners' capital          $29,945,898             $0         $29,945,898
                                                      =============     =============    =============

          (a) Reflects Wells Real Estate Fund IX's investment in the Fund IX-- Fund X Joint Venture.

          (b) Reflects Wells Real Estate Fund IX's portion of the $8,293,000 purchase price and acquisition expenses related to the Interlocken Building.

          (c) Reflects the deferred project costs allocated to the Fund IX-Fund X Joint Venture.

                        WELLS REAL ESTATE FUND IX, L.P.


                     PRO FORMA COMBINED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                  (Unaudited)

                                                                                                              Pro Forma
                                                                                Wells                         Combined
                                                                             Real Estate       Pro Forma       Income
                                                                            Fund IX, L.P.     Adjustments       Sheet
                                                                           ===============   =============   ==========
REVENUES:
 Equity in income of joint ventures                                            $  593,914    $ 163,186 (a)   $  757,100
 Interest income                                                                  605,386            0          605,386
                                                                           --------------    ------------    ----------
                                                                                1,199,300      163,186        1,362,486

EXPENSES:
 Partnership administration                                                        61,885            0           61,885
 Legal and accounting                                                              31,125            0           31,125
 Amortization of organization costs                                                 6,250            0            6,250
 Other                                                                              8,274            0            8,274
                                                                           --------------    ------------    ----------
                                                                                  107,534            0          107,534
                                                                           --------------    ------------    ----------
NET INCOME                                                                     $1,091,766    $ 163,186       $1,254,952
                                                                           ==============    ============    ==========

NET LOSS ALLOCATED TO GENERAL PARTNERS                                         $     (206)   $       0       $     (206)

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS                                1,564,778      287,845        1,852,623

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS                                   (472,806)    (124,659)        (597,465)

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT                        $0.53        $0.10            $0.63

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT                          (0.77)       (0.02)           (0.97)

CASH DISTRIBUTION PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT                  0.46         0.08             0.54


   (a)  Reflects Wells Real Estate Fund IX's 52.88% equity in earnings of the
                                Interlocken Building.